Note 20 - Comprehensive Income (Details Textual) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Other Comprehensive Income (Loss), Net of Tax, Total	$ 7,672	$ 5,126
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Net of Tax	6,646	(1,364)
Swap Interest Expense, Net	1,000	6,459
Amounts Reclassified From Net Settlements on Interest Rate Swaps Qualifying for Hedge Accounting to Depreciation	(31)	(31)
Net Settlements On Interest Rate Swaps Qualifying for Cash Flow Hedge	5	0
Comprehensive Income (Loss), Net of Tax, Attributable to Parent, Total	41,139	$ 51,189
Reclassification from Accumulated Other Comprehensive Income, Current Period, Net of Tax	$ 2,921